UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 12, 2005


                              Pacific State Bancorp
             (Exact name of registrant as specified in its charter)


         California                     0-49892                  61-1407606
(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)


                  1899 W. March Lane
                Stockton, California                               95207
        (Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code: (209) 870-3214


         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) 2 188238.1 Section 8 - Other Events

Section 8 - Other Events

Item 8.01.  Other Events

         On July 12, 2005, the Registrant's common stock began trading on the Nasdaq(TM) National Market under the symbol PSBC.

         A copy of the Registrant's press release announcing the commencing of Nasdaq(TM) trading is attached as Exhibit 99.1 and is incorporated here by reference.


Section 9 - Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits

            (c)   Exhibits.

                  99.1     Press Release dated July 11, 2005


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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       Pacific State Bancorp
                                       (Registrant)


Date:  July 12, 2005                   By: /s/ JO ANNE ROBERTS
                                           -------------------------------------
                                           Jo Anne Roberts
                                           Chief Financial Officer


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